EXHIBIT 99.1

MetaBank® Completes Acquisition of EPS Financial, LLC

Sioux Falls, SD (November 2, 2016) – Meta Financial Group, Inc. (NASDAQ: CASH) (“Meta Financial” or the “Company”) announced today that on November 1, 2016, its bank subsidiary, MetaBank®, completed the previously announced acquisition of substantially all of the assets and certain liabilities of EPS Financial, LLC (“EPS”) from privately-held Drake Enterprises, Ltd. (“Drake”). The assets acquired by MetaBank in the EPS acquisition include the EPS trade name, operating platform, and other assets. The EPS management team and other employees have been hired by MetaBank and EPS operations will continue to be based out of Easton, PA.

The acquisition was announced on October 3, 2016 and was consummated following satisfaction of certain closing conditions. The purchase price for the acquisition included the payment of approximately $21.3 million in cash and the issuance of 369,179 shares of Meta Financial common stock to Drake. The cash portion of the purchase price was funded from the proceeds of the previously announced subordinated debt issuance.

J. Tyler Haahr, MetaBank CEO, stated, “The completion of this acquisition further solidifies our presence in the tax services space and allows us to expand our services to even more ERO partners. We welcome EPS President Clark Gill and the entire EPS team to the MetaBank family.”

EPS President Clark Gill added, “MetaBank is a great fit for EPS and we couldn’t be happier to join such a strong company. Our tax services and industry expertise are a natural fit for Meta and we look forward to leveraging our combined strengths for our ERO partners and customers.”

EPS Financial, LLC, is a leading provider of comprehensive tax-related financial transaction solutions for over 10,000 Electronic Return Originators (“EROs”) nationwide, offering a one-stop-shop for all tax preparer financial transactions. These solutions include a full-suite of refund settlement products, prepaid payroll card solutions and merchant services.

Forward-Looking Safe Harbor Statement

Meta Financial Group, Inc. and MetaBank (the “Bank”) may from time to time make written or oral “forward-looking statements,” including statements contained in this press release and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information.

These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control.

These statements include, among other things, statements regarding the potential benefits of the acquisition of EPS, including but not limited to, its ability to increase the Company’s growth and the retention of EPS employees. Actual results may differ materially from those contained in the forward-looking statements contained in this announcement. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the risk that the businesses of the Bank and EPS may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of EPS products by the Bank may not be as high as anticipated; the expected growth opportunities or cost savings from the EPS acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the acquisition, including adverse effects on relationships with former or current employees of EPS may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities from the EPS acquisition.  The following factors, among others, could also cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, and the insurance premium finance industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency (“OCC”) and the Federal Reserve, as well as the Federal Deposit Insurance Corporation (“FDIC”), which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Meta Payment Systems (“MPS”) division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K contained in the Company’s periodic reports on Form 10-K and Form 10-Q, Current Reports on Form 8-K and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.

About Meta Financial Group

Meta Financial Group, Inc. is the holding company for MetaBank®, a federally chartered savings bank. Meta Financial’s shares are traded on the NASDAQ Global Select Market® under the symbol CASH. Headquartered in Sioux Falls, SD, MetaBank operates in both the Banking and Payments industries through: MetaBank, its traditional retail banking operation; Meta Payment Systems, its electronic payments division; AFS/IBEX, its insurance premium financing division; and Refund Advantage and EPS, its tax-related financial solutions divisions.

About Drake Enterprises

Drake Enterprises, Ltd. and its wholly-owned subsidiary, Drake Software, LLC, have provided tax preparers with efficient, reliable software to prepare and electronically file both federal and state tax returns for nearly 40 years. Over 50,000 tax professionals trust Drake for the tools they need to build and sustain their business. Best known for its award-winning customer service, Drake continues to develop innovative solutions for its loyal, passionate clients. Drake Software is headquartered in Franklin, North Carolina, and all of its development and customer service teams are located in the U.S.A.

Media Contact:
Katie LeBrun
Corporate Communications Director
605.362.5140
klebrun@metabank.com